UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House,	30 Pembroke Road,	Dublin 4,	Ireland	D04 Y0C2
(Address of principal executive offices)				(Zip Code)

+353	1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 21, 2020, the registrant entered into a Stock and Asset Purchase Agreement (the “SAPA”) with Danfoss A/S, a public limited liability company incorporated under the laws of the Kingdom of Denmark (“Danfoss”). Pursuant to the SAPA, Danfoss will acquire certain assets and the stock of specific subsidiaries constituting the registrant’s hydraulics business. The registrant’s filtration and golf grips businesses, currently reported in the registrant’s Hydraulics Segment, are excluded from the transaction. The purchase price is $3.3 Billion, subject to customary post-closing adjustments.

In the SAPA, each party provides representations and warranties that are customary for a transaction of this type. The SAPA also contains indemnification obligations of both the registrant and Danfoss, subject to certain limitations, and covenants regarding the conduct of each party prior to closing. The consummation of the transaction is subject to customary closing conditions.

The foregoing is qualified in its entirety by the complete terms of the SAPA, filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 2.02 Results of Operations and Financial Condition.

On January 21, 2020, the registrant issued a press release announcing its entry into the SAPA. The press release, attached hereto as Exhibit 99.1, contains certain 2019 financial results of businesses comprising the registrant’s Hydraulics Segment.

Item 9.01 Financial Statements and Exhibits

Item	Exhibit
10.1*	Stock and Asset Purchase Agreement, dated January 21, 2020
99.1	Press Release dated January 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date:	January 27, 2020	By:	/s/ Richard H. Fearon
Richard H. Fearon
Principal Financial Officer